EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

(the “Fund”)

Supplement to Summary Prospectus dated March 1, 2024

Effective October 1, 2024, the Fund will change its name to Eaton Vance Global Equity Income Fund, and all references to the Fund will be replaced with “Eaton Vance Global Equity Income Fund.”

August 8, 2024	43919 8.8.24